SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 25, 2006

                                 MEDIFAST, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        000-23016                13-3714405
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(State or other jurisdiction        (Commission File Number)     (IRS Employer
of incorporation or organization)                                  Ident. No.)


     11445 Cronhill Drive, Owing Mills, Maryland              21117
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     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (410)-581-8042
                                                           --------------


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         (Former name or former address, if changed since last report.)

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Item 8.01    Other Events

      The Medifast Annual Meeting of Shareholders was held on September 8, 2006 at The Roland E. Powell Convention Center, located at 4001 Coastal Hwy, Ocean City, Maryland, 21842. The shareholders voted the following directors to the Board of Directors of Medifast, Inc.

Class III Directors:

Michael J. McDevitt (96% of shareholders voted FOR)
George Lavin** (97% of shareholders voted FOR)

** Independent Director; independence in accordance and as determined by the rules of the New York Stock Exchange. After the election the Company has a majority of Independent Directors.

Class III Directors will hold office for a three-year period until 2009.

Additionally, the shareholders approved the appointment of Bagell, Josephs, Levine & Company, LLC, an independent member of the BDO Seidman Alliance, as the Company's independent auditors for the fiscal year ending December 31, 2006.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MEDIFAST, INC.

Dated:  September 25, 2006

                                          /s/  Bradley T. MacDonald
                                          -----------------------------
                                          Bradley T. MacDonald
                                          Chairman and Chief Executive Officer